Filed under Rule 497(e)

Registration No. 002-86188

Anchor Series Trust

(the “Registrant”)

Supplement dated January 22, 2018, to the Registrant’s Statement of Additional Information

(“SAI”), as supplemented and amended to date

Effective January 16, 2018, Eileen A. Kamerick was appointed as an Independent Trustee to the Registrant’s Board of Trustees.

Accordingly, the following changes are made to the Registrant’s SAI effective January 16, 2018:

The following information is hereby added in the section of the SAI entitled “Trustees and Officers – Disinterested Trustees”:

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee[2]	Other Directorship(s) Held by Trustee During the Past 5 Years[3]
Eileen A. Kamerick Age: 59	Trustee	2018 to Present	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor of Law, University of Chicago, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to	28	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Legg Mason Closed End Funds (registered investment companies) (since 2013); Westell Technologies, Inc. (technology company)

1 Trustees serve until their successors are duly elected and qualified.

2 The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the SunAmerica Income Funds (3 funds); SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund); SunAmerica Equity Funds (“SAEF”) (2 funds); SunAmerica Series, Inc. (“SunAmerica Series”) (6 portfolios); SunAmerica Specialty Series (“Specialty Series”) (7 funds); Anchor Series Trust (“AST”) (8 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund); VALIC Co. I (34 funds); VALIC Co. II (15 funds); SunAmerica Series Trust (“SAST”) (50 portfolios); and Seasons Series Trust (“SST”) (20 portfolios).

3 Directorships of Companies required reporting to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014).	(2003 to 2016).

The following information is hereby added in the section of the SAI entitled “Board of Trustees and Committees”:

Ms. Eileen A. Kamerick. Ms. Kamerick has served as a director or trustee in the Fund Complex since 2018. She currently serves as a director or trustee with respect to 28 of the portfolios in the Fund Complex. She has experience in business and finance, including financial reporting, experience as a board member of a highly regulated financial services company, and experience as a board member of registered investment companies.

Effective January 16, 2018, Ms. Kamerick was also appointed to the Registrant’s Audit, Nomination and Compensation, Ethics and Governance Committees.

As of the date of this Supplement, Ms. Kamerick does not beneficially own any shares in the Trust or in any registered investment companies overseen by her within the Trust’s family of investment companies.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.